                                                                   EXHIBIT 10.35

         [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
                                 WITH THE SEC]

                            CONTRACT AMENDMENT NO. 1

                                       TO

                           THE ECHOSTAR VIII CONTRACT

                              CONTRACT NO. TP99022

                                     BETWEEN

                          ECHOSTAR ORBITAL CORPORATION

                                       AND

                            SPACE SYSTEMS/LORAL, INC.

THIS CONTRACT AMENDMENT NO. 1 (the "Amendment") is entered into effective as of the 19th day of October 2001, between ECHOSTAR ORBITAL CORPORATION (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

WHEREAS, Contractor and Purchaser are parties to Contract No. TP99022 (the "Contract") entered into as of February 4, 2000 and amended and restated as of February 1, 2001,

WHEREAS, Contractor and Purchaser desire to amend the Contract to recognize Purchaser's exercise of an option TO***,

WHEREAS, Contractor and Purchaser desire to amend Attachment A to the Contract;

NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A:   Description of Changes:

1.   The Table of Contents is changed as follows:

FROM:

"ARTICLE 4 - PRICE...........................................................11"

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                       AMENDMENT 1: DATED 19 OCTOBER 2001

                                                    CONFIDENTIAL AND PROPRIETARY

                                                                   EXHIBIT 10.35

TO:

"ARTICLE 4 - PRICE (AMENDMENT 1).............................................11"

2.   Article 4 - Price

FROM: "4.1***

TO: "4.1***

3. Change Article 42 - Attachments to reflect update of Payment Plan as follows:

FROM:   "ATTACHMENT A: Payment Plan"

TO:     "ATTACHMENT A: Payment Plan (Amendment 1)"

REMOVE: Current Milestone Payment Plan

REPLACE WITH: Revised Milestone Payment Plan

B.   CHANGE PAGES

Remove the pages of the Amended and Restated Contract and Replace with those of this Amendment 1 as identified in Appendix 1:

Defined Terms: All capitalized terms in this Amendment, not otherwise defined herein, shall have the same meaning as ascribed to them in the Contract.

Ratification and Affirmation: The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

Counterparts: This Amendment may be executed in one or more counterparts, all of which taken together shall constitute the Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above:

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                       AMENDMENT 1: DATED 19 OCTOBER 2001

                                                    CONFIDENTIAL AND PROPRIETARY

                                                                   EXHIBIT 10.35

CONTRACTOR:                            PURCHASER:

SPACE SYSTEMS/LORAL, INC.              ECHOSTAR ORBITAL CORPORATION

By:                                    By:
    --------------------------             -------------------------------
Name:                                  Name:
      ------------------------               -----------------------------
Title:                                 Title:
       ----------------------                 ----------------------------

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                       AMENDMENT 1: DATED 19 OCTOBER 2001

                                                    CONFIDENTIAL AND PROPRIETARY

                                                                   EXHIBIT 10.35

APPENDIX 1

Remove the pages in the Amended and Restated Contract and substitute them with the replacement pages of Amendment 1:

FROM AMENDED AND RESTATED CONTRACT     FROM AMENDMENT 1
REMOVE                                 REPLACE

Page 1                                 Page 1

Page 11                                Page 11

Page 98                                Page 98

Attachment A                           Attachment A

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                       AMENDMENT 1: DATED 19 OCTOBER 2001

                                                    CONFIDENTIAL AND PROPRIETARY